PARTIAL ASSIGNMENT OF
                       BRADLEY LAKE HYDROELECTRIC PROJECT
                  AGREEMENT FOR THE WHEELING OF ELECTRIC POWER
                            AND FOR RELATED SERVICES

         This agreement for partial assignment is made as of the 30th day of June, 2003, between Alaska Electric Generation and Transmission Cooperative, Inc. ("Assignor") and Alaska Electric and Energy Cooperative, Inc.("Assignee").

         WHEREAS, on December 8, 1987, Assignor entered into a contract with Chugach Electric Association, Inc. ("Chugach"), Golden Valley Electric Association, Inc. ("GVEA"), the Municipality of Anchorage d/b/a Municipal Light and Power ("ML&P"), the City of Seward d/b/a Seward Electric System ("SES"), Homer Electric Association, Inc. ("HEA") and Matanuska Electric Association, Inc. ("MEA"), titled Bradley Lake Hydroelectric Project Agreement for the Wheeling of Electric Power and Related Services ("Services Agreement"), wherein Chugach agreed to provide, and Assignor, GVEA, ML&P, SES, HEA and MEA agreed to purchase, under the terms set forth in the Services Agreement (a copy of which is attached to this agreement), wheeling, storage and energy purchase services;

         WHERRAS, Assignor has the right to avail itself, under appropriate circumstances of the wheeling, storage and energy purchase services provided by Chugach under the Services Agreement to provide the wholesale power needs of HEA pursuant to the terms of a wholesale power agreement between Assignor and HEA;

         WHEREAS, Assignee has obtained from the Regulatory Commission of Alaska ("RCA") a certificate of public convenience and necessity to serve as the wholesale power provider of HEA;

         WHEREAS, Assignee and Assignor also have obtained approval by the RCA of a new wholesale power agreement between Assignee and HEA under which Assignee will serve the wholesale power needs of HEA, and rescission of the current wholesale power agreement between Assignor and HEA;

         WHEREAS, Assignor intends to transfer the majority of its assets held for the benefit of HEA to Assignee; and

         WHEREAS, the Services Agreement is by its terms assignable with the consent of the parties to that Services Agreement, and Assignee desires to acquire certain of the rights and is willing to assume the obligations of Assignor for the merit of HEA under the Services Agreement.

         NOW, THEREFORE, the parties agree as follows:

1. Assignor assigns to Assignee such of Assignor's rights, interest and duties in the Services Agreement as are held or owed by or on behalf of Assignor for the benefit of HEA.





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2.       Assignee assumes and covenants to perform all the obligations of
         Assignor owed on behalf of HEA under the Services Agreement, and guarantees to hold Assignor harmless from any claim or demand made under the Services Agreement to the extent such claim or demand relates to obligations owed by Assignor on behalf of HEA.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the date set forth above.

                                 ALASKA ELECTRIC GENERATION AND
                                 TRANSMISSION COOPERATIVE, INC.

                                 By:      /s/ N. L. Story
                                          ---------------
                                          N. L. Story, Class A Manager

                                 ALASKA ELECTRIC AND ENERGY COOPERATIVE, INC.

                                 By:      /s/ Hugh Crumley
                                          ----------------
                                          Hugh Crumley, President







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
                              CONSENT TO ASSIGNMENT

      The entity identified below hereby consents to the foregoing partial assignment of the Bradley Lake Hydroelectric Project Agreement for the Wheeling of Electric Power and for Related Services, dated December 8, 1987.

CHUGACH ELECTRIC                            By:      /s/ Evan J. Griffith
                                                     --------------------
ASSOCIATION, INC.                           Date:    June 10, 2003
                                                     -------------




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
                              CONSENT TO ASSIGNMENT

      The entity identified below hereby consents to the foregoing partial assignment of the Bradley Lake Hydroelectric Project Agreement for the Wheeling of Electric Power and for Related Services, dated December 8, 1987.

                                            GOLDEN VALLEY ELECTRIC
                                            ASSOCIATION, INC.

                                            By:      /s/ Steve Haagenson
                                                     -------------------
                                            Date:    October 7, 2002
                                                     ---------------




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                              CONSENT TO ASSIGNMENT

      The entity identified below hereby consents to the foregoing partial assignment of the Bradley Lake Hydroelectric Project Agreement for the Wheeling of Electric Power and for Related Services, dated December 8, 1987.

                                            MUNICIPALITY OF ANCHORAGE
                                            d/b/a MUNICIPAL LIGHT AND POWER

                                            By:      /s/ James M. Posey
                                                     ------------------
                                                     James M. Poses, GM, ML&P

                                            Date:    May 13, 2003
                                                     ------------




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                              CONSENT TO ASSIGNMENT

      The entity identified below hereby consents to the foregoing partial assignment of the Bradley Lake Hydroelectric Project Agreement for the Wheeling of Electric Power and for Related Services, dated December 8, 1987.

                                            CITY OF SEWARD
                                            d/b/a SEWARD ELECTRIC SYSTEM

                                            By:      /s/ Dave Calvert
                                                     ----------------
                                            Date:    September 6, 2002
                                                     -----------------




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
                              CONSENT TO ASSIGNMENT

      The entity identified below hereby consents to the foregoing partial assignment of the Bradley Lake Hydroelectric Project Agreement for the Wheeling of Electric Power and for Related Services, dated December 8, 1987.

                                            HOMER ELECTRIC ASSOCIATION, INC.

                                            By:      /s/ N. L. Story
                                                     ----------------
                                            Date:    August 21, 2002
                                                     ---------------




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                              CONSENT TO ASSIGNMENT

      The entity identified below hereby consents to the foregoing partial assignment of the Bradley Lake Hydroelectric Project Agreement for the Wheeling of Electric Power and for Related Services, dated December 8, 1987.

         MATANUSKA ELECTRIC
         ASSOCIATION, INC.                  By:     /s/ Wayne D. Carmony
                                                    --------------------

                                            Date:   June 12, 2003
                                                    -------------

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